THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

Supplement, dated January 16, 2007, to Prospectus, dated May 1, 2006.

This supplement updates the prospectus, dated May 1, 2006, for The Paul Revere Variable Annuity Contract Accumulation Fund (“Fund”). The Fund is an investment vehicle for variable annuity contracts (“Contracts”) issued by The Paul Revere Variable Annuity Insurance Company (“Company”). Please keep this supplement for future reference.

The Company has advised the Fund’s Board of Managers (“Board”) that it is no longer accepting purchase payments or transfer requests for the Fund. Accordingly, owners of Contracts investing in the Fund may no longer allocate purchase payments or transfer monies to the Fund from the Fixed Account option under the Contracts. Contract owners may continue to allocate new purchase payments or transfer monies to the Fixed Account.

The Company also has advised the Board that, for business reasons, the Company has determined to wind down its variable annuity business and no longer intends to serve as the principal underwriter for the Contracts. No new Contracts have been sold since 1984 and the Fund has experienced net redemptions for the past ten years. The small size and declining asset base of the Fund place additional burdens on the Fund’s portfolio managers in seeking to achieve the Fund’s investment objective(s) while maintaining an adequately diversified portfolio. The Company does not believe the continued operation of its variable annuity business and the Fund is warranted in light of present circumstances.

The Company will explore with the Board alternatives available to the Fund under the Contracts and federal and state law. These alternatives may, but will not necessarily, include revising the Fund’s investment policies to permit it to invest in exchange-traded funds or other investment companies to the extent permitted under applicable law, and seeking regulatory approval of the deregistration of the Fund as a registered investment company with the Securities and Exchange Commission.